Oppenheimer
       Europe Fund

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2002

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HAND LOGO ART




Fund Highlights
Performance Update
Investment Strategy Discussion
Listing of Individual Investments

"WE IDENTIFIED ATTRACTIVE INVESTMENTS OPPORTUNITIES IN WELL-RUN COMPANIES REPRESENTING EACH OF OUR INVESTMENT THEMES, AND GRADUALLY SHIFTED THE FUND'S ASSETS TO TAKE ADVANTAGE OF THESE OPPORTUNITIES."

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OPPENHEIMERFUNDS(R)
The Right Way to Invest

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer Europe Fund seeks capital appreciation.

FUND HIGHLIGHT

BARRON'S Ranking--BARRON'S ranked three members, Bill Wilby, Frank Jennings and George Evans, of Oppenheimer Europe Fund's new investment team in their Top 100 Fund Managers, July 2002.(1)

    Contents

  1 Letter to Shareholders

  3 An Interview
    with your Fund's
    Management Team

  7 Fund Performance

 12 FINANCIAL
    STATEMENTS

 31 INDEPENDENT
    AUDITORS' REPORT

 32 Federal
    Income Tax
    Information

 33 Trustees and Officers

 40 Privacy Policy Notice


AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -20.96%      -25.51%
Class B   -21.66       -25.58
Class C   -21.60       -22.38
Class N   -21.31       -22.10
Class Y   -20.46

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

1. Source: BARRON'S, "Winning Ways," July 29, 2002.

LETTER TO SHAREHOLDERS

Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
     Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
     Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
     Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[PHOTO OMITTED]

JOHN V. MURPHY

JOHN V. MURPHY
President
Oppenheimer
Europe Fund

1 OPPENHEIMER EUROPE FUND

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
     Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
     We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,
/S/ JOHN V. MURPHY
    --------------
    John V. Murphy
    September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

Q HOW WOULD YOU CHARACTERIZE OPPENHEIMER EUROPE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2002?

A. Overall the performance of Oppenheimer Europe Fund has been disappointing in the past twelve months; however, due to changes in the Fund's management and strategy, the performance should be viewed in two distinct parts. The new management team of the Fund assumed control at the beginning of April 2002. While the Fund is currently in the 4th quartile of its Lipper European Region peer group, performance has improved since we took over the Fund's day-to-day management.
     The performance of the Fund was set against the backdrop of severely declining equity markets worldwide. European stocks fared worse than most markets as, in addition to deteriorating economic conditions, political turbulence and corporate scandal weighed heavily on European markets.
     While we are disappointed with these results, we believe they are consistent with the challenging environment that prevailed for most European equities and with the costs associated with the transition to the Fund's revised investment approach. Additionally, the new management of the Fund is pleased with the improvement in performance since the change and believes the changes implemented should help the Fund going forward.

WHAT IS THE FUND'S NEW INVESTMENT APPROACH?
Prior to April 1, 2002, Oppenheimer Europe Fund was managed using quantitative models to select stocks. Since then, the Fund has been team-managed by four members of the award-winning OppenheimerFunds global equity team. The team's investment approach is built on two central principles: an emphasis on the trends, or themes, driving global growth; and dedication to intensive fundamental research.
     We believe the most compelling opportunities for long-term growth are found among companies that stand to benefit from the economic, demographic, and technological trends reshaping business in the 21st century. We've identified four primary

3 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

investment themes to help us position the Fund in light of these trends: mass affluence, new technologies, restructuring and aging. For example, we find many beneficiaries of the trend toward mass affluence among digital electronics companies and high-end consumer products manufacturers. Fast-growing health care service providers and medical product developers are well positioned to profit from demographic trends toward an aging population.
     Within the investment areas that best exemplify these trends, we employ extensive fundamental analysis to identify the individual prospects that best meet the Fund's investment criteria, and to keep close tabs on holdings. We look for solid companies engaged in good businesses. Our definition of a solid company extends to an evaluation of the company's strategic position, management team, use of capital, and accounting policies as well as other factors. When we find companies that we believe have a lasting strategic advantage, and managers that understand the concerns of shareholders, we wait to buy them at attractive prices.
     In our endeavor to find such companies, we spend much of our time personally visiting hundreds of companies each year. We also frequently pool information and opinions with other members of the OppenheimerFunds global equity team, not only concerning the companies we visit, but also with regard to the expertise we've each developed in various global markets, industries, and analytical methodologies. The sum of our combined experience goes into each decision we make to buy or sell an individual stock.

HOW WAS THIS APPROACH REFLECTED IN THE FUND'S MANAGEMENT DURING THE PERIOD? We identified attractive investments opportunities in well-run companies representing each of our investment themes, and gradually shifted the Fund's assets to take advantage of these opportunities. In the months since assuming management of the Fund, we re-shaped it into a more concentrated portfolio focused on the most attractive small- to mid-cap stocks in our

WE IDENTIFIED ATTRACTIVE INVESTMENT OPPORTUNITIES IN WELL-RUN COMPANIES REPRESENTING EACH OF OUR INVESTMENT THEMES, AND GRADUALLY SHIFTED THE FUND'S ASSETS TO TAKE ADVANTAGE OF THESE OPPORTUNITIES.

4 OPPENHEIMER EUROPE FUND
investment universe. Although the transaction fees associated with this reallocation of assets undermined the Fund's returns during the period, we believe these moves positioned the Fund to benefit more strongly from European economic growth in the years to come.
     For example, in the area of mass affluence, we invested in companies providing the next generation of consumer appliances, such as Koninklijke (Royal) Philips Electronics NV, a well-established leader in the field of digital electronics. In the area of new technologies, we established positions in innovative semiconductor and hardware companies, such as STMicroelectronics NV. We invested in several companies, such as Dutch conglomerate Van der Moolen Holding NV, that are undergoing meaningful restructuring programs to better compete in the European and global marketplace. And finally, we acquired shares in companies likely to benefit from the trend toward an aging population, such as Sanofi-Synthelabo SA, a well-managed French pharmaceutical firm exhibiting accelerating growth as it expands into the United States.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
We believe Europe's economic and market fundamentals currently appear healthier than those of the United States. Europe enjoys low inflation and interest rates, and relatively high employment levels. Moreover, European companies have generally not suffered from the accounting scandals and corporate governance concerns afflicting their U.S. counterparts. And while European stock prices have generally not fallen as steeply as U.S. stock prices in recent years because they never reached the same over inflated levels, European stock valuations now rest near 30-year lows, offering compelling investment opportunities. At the same time, the Euro has climbed in value to near parity with the U.S. dollar, boosting the value of existing investments and attracting new investments to European markets.


2. See Notes on page 11 for further details.


AVERAGE ANNUAL
TOTAL RETURNS WITH SALES CHARGE

For the Periods Ended 9/30/02(2)

Class A        Since
1-Year         Inception
------------------------
-26.24%        -19.32%

Class B        Since
1-Year         Inception
------------------------
-26.24%        -19.30%

Class C        Since
1-Year         Inception
------------------------
-23.06%        -18.55%

Class N        Since
1-Year         Inception
------------------------
-22.80%        -30.30%

Class Y        Since
1-Year         Inception
------------------------
-20.90%        -17.53%

5 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

     Structural and regulatory changes are benefiting European equity markets as well. Broad industrial deregulation and increasing focus on shareholder value have led to a wave of corporate restructuring similar to the movement that helped fuel the U.S. economic boom of the 1990s. In addition, rules governing European pension plans are beginning to allow greater investments in equities.
     We believe our investment approach, which combines a theme-based selection process and fundamental research to identify the most attractive European investments, positions us to capitalize on these conditions. Our discipline and focus make Oppenheimer Europe Fund part of THE RIGHT WAY TO INVEST.

TOP TEN COMMON STOCK HOLDINGS(4)
-------------------------------------------------------------
Elekta AB, B Shares                                      4.4%
-------------------------------------------------------------
Reed Elsevier plc                                        3.7
-------------------------------------------------------------
Nicox SA                                                 3.4
-------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV               3.1
-------------------------------------------------------------
Van der Mollen Holding NV                                2.7
-------------------------------------------------------------
Halma plc                                                2.6
-------------------------------------------------------------
Smith & Nephew plc                                       2.4
-------------------------------------------------------------
Givaudan                                                 2.2
-------------------------------------------------------------
Aalberts Industries NV                                   2.1
-------------------------------------------------------------
Sanofi-Synthelabo SA                                     2.1


TOP FIVE COMMON STOCK INDUSTRIES(4)
-------------------------------------------------------------
Health Care Equipment & Supplies                        10.8%
-------------------------------------------------------------
Media                                                    9.4
-------------------------------------------------------------
Pharmaceuticals                                          7.1
-------------------------------------------------------------
Banks                                                    6.4
-------------------------------------------------------------
Semiconductor Equipment & Products                       5.2


COUNTRY ALLOCATION(3)

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EDGAR REPRESENTATION OF DATA POINTS USDED IN PRINTED GRAPHIC


o Great Britain   36.5%
o France          16.4
o The
  Netherlands     15.6
o Germany          8.8
o Switzerland      6.2
o Other           16.5

3. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.

6 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended August 31, 2002, Oppenheimer Europe Fund suffered from weakness in the European economy and markets, producing poorer performance than its benchmark and the majority of its peers. We attribute the Fund's below-average performance primarily to the costs associated with the realignment of the Fund's portfolio by its new portfolio management team. The new team, which assumed management of the Fund on April 1, 2002, relies to a lesser degree on quantitative modeling, and focuses on stocks with strong fundamentals that we believed were likely to benefit from the themes of mass affluence, new technologies, restructuring and aging. The reallocation of Fund assets was largely completed by the end of the fiscal period, resulting in a more concentrated portfolio of small- to mid-cap stocks meeting our investment criteria. The Fund's portfolio and our management strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception date of March 1, 1999 until August 31, 2002. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index. The MSCI AC Europe Index is an unmanaged index of European stocks representing 21 developed and emerging European countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

7 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Europe Fund (Class A)
     Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Morgan Stanley Capital
                        Oppenheimer       International All
                        Europe Fund         Country Europe
                         (Class A)      (MSCI AC Europe) Index
03/01/1999                $ 9,425             $10,000
05/31/1999                  9,368               9,951
08/31/1999                 10,160              10,339
11/30/1999                 10,716              10,934
02/29/2000                 12,642              11,820
05/31/2000                 10,581              11,475
08/31/2000                 11,175              11,367
11/30/2000                  8,332              10,291
02/28/2001                  8,094              10,047
05/31/2001                  7,490               9,509
08/31/2001                  6,806               8,930
11/30/2001                  6,430               8,640
02/28/2002                  6,172               8,408
05/31/2002                  6,410               8,801
08/31/2002                  5,380               7,554

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -25.51%            SINCE INCEPTION  -16.23%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Europe Fund (Class B)
     Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Morgan Stanley Capital
                       Oppenheimer        International All
                        Europe Fund         Country Europe
                         (Class B)      (MSCI AC Europe) Index
03/01/1999                $10,000            $10,000
05/31/1999                  9,910              9,951
08/31/1999                 10,730             10,339
11/30/1999                 11,290             10,934
02/29/2000                 13,291             11,820
05/31/2000                 11,107             11,475
08/31/2000                 11,706             11,367
11/30/2000                  8,714             10,291
02/28/2001                  8,451             10,047
05/31/2001                  7,800              9,509
08/31/2001                  7,076              8,930
11/30/2001                  6,677              8,640
02/28/2002                  6,393              8,408
05/31/2002                  6,624              8,801
08/31/2002                  5,385              7,554

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -25.58%            SINCE INCEPTION  -16.21%

THE PERFORMANCE INFORMATION FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY EUROPE (MSCI AC EUROPE) INDEX IN THE GRAPH BEGINS ON 2/28/99 FOR CLASS A, B, C AND Y AND 2/28/01 FOR CLASS N.

1. See Notes on page 11 for further details.

8 OPPENHEIMER EUROPE FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Europe Fund (Class C)
     Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Morgan Stanley Capital
                      Oppenheimer         International All
                       Europe Fund         Country Europe
                        (Class C)       (MSCI AC Europe) Index
03/01/1999               $10,000            $10,000
05/31/1999                 9,940              9,951
08/31/1999                10,760             10,339
11/30/1999                11,320             10,934
02/29/2000                13,342             11,820
05/31/2000                11,148             11,475
08/31/2000                11,757             11,367
11/30/2000                 8,744             10,291
02/28/2001                 8,471             10,047
05/31/2001                 7,831              9,509
08/31/2001                 7,096              8,930
11/30/2001                 6,687              8,640
02/28/2002                 6,414              8,408
05/31/2002                 6,645              8,801
08/31/2002                 5,563              7,554

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -22.38%            SINCE INCEPTION  -15.43%


CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Europe Fund (Class N)
     Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Morgan Stanley Capital
                        Oppenheimer       International All
                        Europe Fund        Country Europe
                        (Class N)       (MSCI AC Europe) Index
03/01/2001               $10,000           $10,000
05/31/2001                 9,196             9,465
08/31/2001                 8,343             8,889
11/30/2001                 7,868             8,600
02/28/2002                 7,552             8,369
05/31/2002                 7,832             8,761
08/31/2002                 6,500             7,519

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -22.10%            SINCE INCEPTION  -24.97%

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

9 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Europe Fund (Class Y)
     Morgan Stanley Capital International All Country Europe (MSCI AC Europe) Index


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Morgan Stanley Capital
                        Oppenheimer       International All
                        Europe Fund        Country Europe
                         (Class Y)       (MSCI AC Europe) Index
03/01/1999                $10,000           $10,000
05/31/1999                  9,940             9,951
08/31/1999                 10,780            10,339
11/30/1999                 11,380            10,934
02/29/2000                 13,427            11,820
05/31/2000                 11,251            11,475
08/31/2000                 11,903            11,367
11/30/2000                  8,885            10,291
02/28/2001                  8,643            10,047
05/31/2001                  8,012             9,509
08/31/2001                  7,297             8,930
11/30/2001                  6,898             8,640
02/28/2002                  6,635             8,408
05/31/2002                  6,898             8,801
08/31/2002                  5,804             7,554

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -20.46%            SINCE INCEPTION  -14.40%

THE PERFORMANCE INFORMATION FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY EUROPE (MSCI AC EUROPE) INDEX IN THE GRAPHS BEGINS ON 2/28/99 FOR CLASS A, B, C AND Y AND 2/28/01 FOR CLASS N.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

10 OPPENHEIMER EUROPE FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 3/1/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/1/99. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

CLASS C shares of the Fund were first publicly offered on 3/1/99. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  August 31, 2002


                                                                    MARKET VALUE
                                                        SHARES        SEE NOTE 1
================================================================================
 COMMON STOCKS--99.3%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--20.2%
--------------------------------------------------------------------------------
 AUTOMOBILES--1.9%
 Bayerische Motoren
 Werke AG (BMW)                                          2,030        $   76,726
--------------------------------------------------------------------------------
 Porsche AG, Preferred                                     284           136,474
                                                                      ----------
                                                                         213,200

--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--5.1%
 Barratt Developments plc                               33,830           219,662
--------------------------------------------------------------------------------
 Koninklijke (Royal) Philips
 Electronics NV                                         17,300           346,109
                                                                      ----------
                                                                         565,771

--------------------------------------------------------------------------------
 MEDIA--9.4%
 British Sky Broadcasting
 Group plc(1)                                           19,490           183,910
--------------------------------------------------------------------------------
 JC Decaux SA(1)                                         9,230           108,622
--------------------------------------------------------------------------------
 Pearson plc                                             5,710            56,707
--------------------------------------------------------------------------------
 Reed Elsevier plc                                      45,770           408,525
--------------------------------------------------------------------------------
 Wolters Kluwer NV                                      11,000           196,768
--------------------------------------------------------------------------------
 WPP Group plc                                          11,010            81,069
                                                                      ----------
                                                                       1,035,601

--------------------------------------------------------------------------------
 MULTILINE RETAIL--2.0%
 Mothercare plc                                         32,400            75,179
--------------------------------------------------------------------------------
 Stockmann AB, Cl. B                                    10,400           143,810
                                                                      ----------
                                                                         218,989

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--0.8%
 New Dixons Group plc                                   34,130            86,585
--------------------------------------------------------------------------------
 TEXTILES & APPAREL--1.0%
 Hermes International SA                                   830           115,097
--------------------------------------------------------------------------------
 CONSUMER STAPLES--8.8%
--------------------------------------------------------------------------------
 BEVERAGES--1.1%
 Diageo plc                                              9,670           116,976
--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--0.5%
 Boots Co. plc                                           4,415            37,426
--------------------------------------------------------------------------------
 Delhaize Group                                            700            20,945
                                                                      ----------
                                                                          58,371

--------------------------------------------------------------------------------
 FOOD PRODUCTS--2.8%
 Cadbury Schweppes plc                                  26,465           191,491
--------------------------------------------------------------------------------
 Nestle SA                                                 550           118,011
                                                                      ----------
                                                                         309,502


                                                                    MARKET VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.7%
 Reckitt Benckiser plc                                  10,140        $  187,599
--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--1.1%
 L'Oreal SA                                              1,730           124,786
--------------------------------------------------------------------------------
 TEXTILES & APPAREL--1.6%
 Tod's SpA                                               4,400           176,918
--------------------------------------------------------------------------------
 ENERGY--0.9%
--------------------------------------------------------------------------------
 OIL & GAS--0.9%
 ENI SpA                                                 6,500            98,423
--------------------------------------------------------------------------------
 FINANCIALS--14.4%
--------------------------------------------------------------------------------
 BANKS--6.4%
 DePfa Bank plc                                          1,900           104,347
--------------------------------------------------------------------------------
 Lloyds TSB Group plc                                   23,350           201,911
--------------------------------------------------------------------------------
 Royal Bank of
 Scotland Group plc (The)                                7,790           185,937
--------------------------------------------------------------------------------
 Sanpaolo IMI SpA                                       10,400            86,388
--------------------------------------------------------------------------------
 Standard Chartered plc                                 11,250           128,779
                                                                      ----------
                                                                         707,362

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--4.5%
 Collins Stewart Ltd.                                   42,820           197,390
--------------------------------------------------------------------------------
 Van der Moolen
 Holding NV                                             13,600           294,759
                                                                      ----------
                                                                         492,149

--------------------------------------------------------------------------------
 INSURANCE--2.1%
 Aviva plc                                              17,350           133,925
--------------------------------------------------------------------------------
 Royal & Sun Alliance
 Insurance Group plc                                    48,230            92,886
                                                                      ----------
                                                                         226,811

--------------------------------------------------------------------------------
 REAL ESTATE--1.4%
 Rodamco Europe NV                                       3,900           158,727
--------------------------------------------------------------------------------
 HEALTH CARE--23.1%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--0.6%
 Qiagen NV(1)                                           10,500            63,844
--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--10.8%
 Amersham plc                                           11,530           101,485
--------------------------------------------------------------------------------
 Elekta AB, B Shares(1)                                 46,900           487,116
--------------------------------------------------------------------------------
 Essilor International SA                                3,400           133,709
--------------------------------------------------------------------------------
 Instrumentarium Corp.
 Oyj                                                     7,000           162,629
--------------------------------------------------------------------------------
 Radiometer AS, Cl. B                                    1,300            48,075
--------------------------------------------------------------------------------
 Smith & Nephew plc                                     45,560           262,526
                                                                      ----------
                                                                       1,195,540

12 OPPENHEIMER EUROPE FUND

                                                                    MARKET VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.6%
 Fresenius AG, Preference                                   4,094       $132,495
--------------------------------------------------------------------------------
 Nicox SA(1)                                               24,440        381,096
                                                                        --------
                                                                         513,591

--------------------------------------------------------------------------------
 PHARMACEUTICALS--7.1%
 GlaxoSmithKline plc, ADR                                   1,750         66,307
--------------------------------------------------------------------------------
 Novartis AG                                                5,081        206,192
--------------------------------------------------------------------------------
 Sanofi-Synthelabo SA                                       3,931        235,741
--------------------------------------------------------------------------------
 Shire Pharmaceuticals
 Group plc(1)                                              19,950        191,645
--------------------------------------------------------------------------------
 UCB SA                                                     2,900         82,790
                                                                        --------
                                                                         782,675

--------------------------------------------------------------------------------
 INDUSTRIALS--19.5%
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--4.9%
 Amadeus Global Travel
 Distribution SA                                           28,100        152,945
--------------------------------------------------------------------------------
 BTG plc(1)                                                25,530         86,488
--------------------------------------------------------------------------------
 Buhrmann NV                                                7,000         50,114
--------------------------------------------------------------------------------
 Rentokil Initial plc                                      31,310        115,393
--------------------------------------------------------------------------------
 Societe BIC SA                                             3,550        135,778
                                                                        --------
                                                                         540,718

--------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--2.6%
 Grupo Dragados SA                                          6,280         89,918
--------------------------------------------------------------------------------
 Koninklijke Boskalis
 Westminster NV                                             6,602        194,238
                                                                        --------
                                                                         284,156

--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.9%
 SGL Carbon AG(1)                                           5,633        103,138
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--2.1%
 Aalberts Industries NV                                    16,324        236,132
--------------------------------------------------------------------------------
 MACHINERY--4.4%
 Halma plc                                                150,650        288,970
--------------------------------------------------------------------------------
 Krones AG                                                  4,221        200,768
                                                                        --------
                                                                         489,738

--------------------------------------------------------------------------------
 MARINE--1.1%
 Tsakos Energy
 Navigation Ltd.(1)                                        10,100        123,725
--------------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--1.7%
 Electrocomponents plc                                     38,899        185,633
--------------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--1.8%
 Eurotunnel SA(1)                                         221,610        193,426







                                                                    MARKET VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--8.7%
--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.9%
 Logitech International SA(1)                            3,216       $   105,436
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
 Lambda Physik AG(1)                                     9,056            74,602
--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.2%
 ASM International
 NV(1)                                                  13,400           167,768
--------------------------------------------------------------------------------
 Jenoptik AG                                            12,483           205,055
--------------------------------------------------------------------------------
 STMicroelectronics NV                                   9,760           197,175
                                                                     -----------
                                                                         569,998

--------------------------------------------------------------------------------
 SOFTWARE--1.9%
 Business Objects SA(1)                                  4,620            87,672
--------------------------------------------------------------------------------
 Software AG                                             3,057            38,404
--------------------------------------------------------------------------------
 UBI Soft
 Entertainment SA(1)                                     5,480            85,988
                                                                     -----------
                                                                         212,064

--------------------------------------------------------------------------------
 MATERIALS--2.2%
--------------------------------------------------------------------------------
 CHEMICALS--2.2%

 Givaudan                                                  586           245,615
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.5%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
 BT Group plc                                           18,960            58,658
--------------------------------------------------------------------------------
 UTILITIES--1.0%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.4%
 Electricidade de
 Portugal SA                                            27,100            44,384
--------------------------------------------------------------------------------
 WATER UTILITIES--0.6%
 AWG plc(1)                                              8,620            65,671
                                                                     -----------
 Total Common Stocks
 (Cost $12,379,564)                                                   10,981,611
                                                         UNITS

================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 Banca Bipielle Network
 SpA Wts., Exp. 12/31/03(1)

 (Cost $0)                                               1,200                --

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $12,379,564)                                       99.3%       10,981,611
--------------------------------------------------------------------------------
 OTHER ASSETS NET
 OF LIABILITIES                                            0.7            78,058
                                                        ------------------------
 NET ASSETS                                              100.0%      $11,059,669
                                                        ========================

13 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  Continued



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.
DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC
DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS
AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION           MARKET VALUE                      PERCENT
--------------------------------------------------------------------------------
 Great Britain                         $ 4,008,733                         36.5%
 France                                  1,799,090                         16.4
 The Netherlands                         1,708,459                         15.6
 Germany                                   967,662                          8.8
 Switzerland                               675,254                          6.2
 Sweden                                    487,116                          4.4
 Italy                                     361,729                          3.3
 Finland                                   306,439                          2.8
 Spain                                     242,863                          2.2
 Norway                                    123,725                          1.1
 Ireland                                   104,347                          1.0
 Belgium                                   103,735                          0.9
 Denmark                                    48,075                          0.4
 Portugal                                   44,384                          0.4
                                       -----------------------------------------
 Total                                 $10,981,611                        100.0%
                                       =========================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002

================================================================================
 ASSETS
--------------------------------------------------------------------------------
 Investments, at value (cost $12,379,564)--see accompanying
   statement                                                        $10,981,611
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                    2,532
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       514,055
 Dividends                                                               36,825
 Other                                                                      737
                                                                    ------------
 Total assets                                                         11,535,760

================================================================================
 LIABILITIES
--------------------------------------------------------------------------------
 Bank overdraft                                                         303,817
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  81,959
 Investments purchased                                                   31,940
 Shareholder reports                                                     21,880
 Transfer and shareholder servicing agent fees                            9,265
 Distribution and service plan fees                                       5,041
 Trustees' compensation                                                   2,167
 Other                                                                   20,022
                                                                    ------------
 Total liabilities                                                      476,091

================================================================================
 NET ASSETS                                                         $11,059,669
                                                                    ============

================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
 Paid-in capital                                                    $22,031,321
--------------------------------------------------------------------------------
 Accumulated net investment loss                                         (5,794)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
 transactions                                                        (9,570,499)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies            (1,395,359)
                                                                    ------------
 NET ASSETS                                                         $11,059,669
                                                                    ============


15 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $5,842,417 and 1,076,205 shares of beneficial interest outstanding)      $5.43
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                              $5.76
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,835,649 and 725,811 shares of beneficial interest
 outstanding)                                                             $5.28
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,257,766 and 237,286 shares of beneficial interest
 outstanding)                                                             $5.30
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,312 and 10,443 shares of beneficial interest
 outstanding)                                                             $5.39
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $67,525 and 12,226 shares of beneficial
 interest outstanding)                                                    $5.52

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16 OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002

================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $30,519)            $   201,397
--------------------------------------------------------------------------------
 Interest                                                                22,421
                                                                    ------------
 Total investment income                                                223,818

================================================================================
 EXPENSES
--------------------------------------------------------------------------------
 Management fees                                                        106,734
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 16,455
 Class B                                                                 50,160
 Class C                                                                 13,899
 Class N                                                                    379
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 48,196
 Class B                                                                 35,750
 Class C                                                                  9,560
 Class N                                                                    538
 Class Y                                                                  2,117
--------------------------------------------------------------------------------
 Shareholder reports                                                     56,189
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees                             16,450
--------------------------------------------------------------------------------
 Custodian fees and expenses                                              8,855
--------------------------------------------------------------------------------
 Trustees' compensation                                                     708
--------------------------------------------------------------------------------
 Other                                                                    3,717
                                                                    ------------
 Total expenses                                                         369,707
 Less reduction to custodian expenses                                       (59)
 Less voluntary reimbursement of expenses                                (4,614)
 Less voluntary waiver of transfer and shareholder servicing
   agent fees--Classes A, B, C and N                                    (31,806)
 Less voluntary waiver of transfer and shareholder servicing
   agent fees--Class Y                                                   (2,101)
                                                                    ------------
 Net expenses                                                           331,127

================================================================================
 NET INVESTMENT LOSS                                                   (107,309)

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                         (3,100,938)
 Foreign currency transactions                                          567,385
                                                                    ------------
 Net realized loss                                                   (2,533,553)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                         (1,132,721)
 Translation of assets and liabilities denominated in
 foreign currencies                                                     595,008
                                                                    ------------
 Net change                                                            (537,713)
                                                                    ------------
 Net realized and unrealized loss                                    (3,071,266)

================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,178,575)
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17 OPPENHEIMER EUROPE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED AUGUST 31,                                       2002          2001
================================================================================
 OPERATIONS
--------------------------------------------------------------------------------
 Net investment loss                                 $  (107,309)   $   (66,385)
--------------------------------------------------------------------------------
 Net realized loss                                    (2,533,553)    (6,675,981)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation                  (537,713)    (1,250,843)
                                                     ---------------------------
 Net decrease in net assets resulting from operations (3,178,575)    (7,993,209)

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
 from beneficial interest
 transactions:
 Class A                                                 820,312       (827,962)
 Class B                                                 (75,408)     1,458,939
 Class C                                                 180,239        634,311
 Class N                                                  68,859          1,000
 Class Y                                                  62,051             64

================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total decrease                                       (2,122,522)    (6,726,857)
--------------------------------------------------------------------------------
 Beginning of period                                  13,182,191     19,909,048
                                                     ---------------------------
 End of period [including accumulated net investment
 loss of $5,794 and $1,805, respectively]            $11,059,669    $13,182,191
                                                     ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS

 CLASS A   YEAR ENDED AUGUST 31,                   2002            2001             2000          1999(1)
=========================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 6.87          $11.28           $10.78           $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.03)             --             (.06)             .02
 Net realized and unrealized gain (loss)          (1.41)          (4.41)            1.12              .76
                                                  -------------------------------------------------------
 Total from investment operations                 (1.44)          (4.41)            1.06              .78
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --              --             (.02)              --
 Distributions from net realized gain                --              --             (.43)              --
 Distributions in excess of net realized gain        --              --             (.11)              --
                                                  -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --              --             (.56)              --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 5.43          $ 6.87           $11.28           $10.78
                                                  =======================================================

=========================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)             (20.96)%        (39.10)%           9.99%            7.80%

=========================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $5,842          $6,630          $11,809           $4,347
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $6,847          $9,051          $ 8,366           $3,473
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                     (0.42)%         (0.06)%          (0.73)%           0.54%
 Expenses                                          2.38%           1.87%            1.94%            1.61%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and
 voluntary waiver of expenses                      2.10%           1.87%            1.92%            1.61%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            287%            285%             210%              83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B   YEAR ENDED AUGUST 31,                   2002            2001             2000          1999(1)
=========================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 6.74          $11.15           $10.73           $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                               (.09)           (.06)            (.08)            (.03)
 Net realized and unrealized gain (loss)          (1.37)          (4.35)            1.04              .76
                                                 --------------------------------------------------------
 Total from investment operations                 (1.46)          (4.41)             .96              .73
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --              --               --               --
 Distributions from net realized gain                --              --             (.43)              --
 Distributions in excess of net realized gain        --              --             (.11)              --
                                                 --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --              --             (.54)              --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 5.28          $ 6.74           $11.15           $10.73
                                                 ========================================================

=========================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)             (21.66)%        (39.55)%           9.09%            7.30%
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $3,836          $5,129           $6,685             $851
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $5,012          $5,829           $3,954             $401
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                              (1.21)%         (0.85)%          (1.56)%          (0.87)%
 Expenses                                          3.15%           2.68%            2.77%            2.60%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and
 voluntary waiver of expenses                      2.87%           2.68%            2.75%            2.60%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            287%            285%             210%              83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20 OPPENHEIMER EUROPE FUND


 CLASS C   YEAR ENDED AUGUST 31,                   2002            2001             2000          1999(1)
=========================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 6.76          $11.20           $10.76           $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                               (.07)           (.04)            (.08)            (.02)
 Net realized and unrealized gain (loss)          (1.39)          (4.40)            1.06              .78
                                                 --------------------------------------------------------
 Total from investment operations                 (1.46)          (4.44)             .98              .76
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --              --               --               --
 Distributions from net realized gain                --              --             (.43)              --
 Distributions in excess of net realized gain        --              --             (.11)              --
                                                 --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --              --             (.54)              --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 5.30          $ 6.76           $11.20           $10.76
                                                 ========================================================

=========================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)             (21.60)%        (39.64)%           9.26%            7.60%
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $1,258          $1,422           $1,413             $133
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $1,389          $1,823           $  811             $ 52
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                              (1.30)%         (0.61)%          (1.56)%          (0.82)%
 Expenses                                          3.13%           2.69%            2.77%            2.57%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and
 voluntary waiver of expenses                      2.85%           2.69%            2.75%            2.57%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            287%            285%             210%             83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS N   YEAR ENDED AUGUST 31,                            2002         2001(1)
================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 6.85         $ 8.21
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)           .01
 Net realized and unrealized loss                          (1.43)         (1.37)
                                                          ----------------------
 Total from investment operations                          (1.46)         (1.36)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --             --
 Distributions from net realized gain                         --             --
 Distributions in excess of net realized gain                 --             --
                                                          ----------------------
 Total dividends and/or distributions to shareholders         --              --
--------------------------------------------------------------------------------
 Net asset value, end of period                           $ 5.39         $ 6.85
                                                          ======================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                      (21.31)%      (16.57)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $56             $1
--------------------------------------------------------------------------------
 Average net assets (in thousands)                           $76             $1
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                      0.15%          0.20%
 Expenses                                                   2.65%          1.74%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and voluntary
 waiver of expenses                                         2.37%          1.74%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                     287%           285%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22 OPPENHEIMER EUROPE FUND


 CLASS Y   YEAR ENDED AUGUST 31,                   2002            2001             2000          1999(1)
=========================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 6.94          $11.32           $10.78           $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.10)            .03             (.05)             .04
 Net realized and unrealized gain (loss)          (1.32)          (4.41)            1.15              .74
                                                  -------------------------------------------------------
 Total from investment operations                 (1.42)          (4.38)            1.10              .78
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --              --             (.02)              --
 Distributions from net realized gain                --              --             (.43)              --
 Distributions in excess of net realized gain        --              --             (.11)              --
                                                  -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --              --             (.56)              --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 5.52          $ 6.94           $11.32           $10.78
                                                  =======================================================

=========================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)             (20.46)%        (38.69)%          10.41%            7.80%
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $68              $1               $1               $1
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $12              $1               $1               $1
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                      0.46%           0.37%           (0.30)%           0.65%
 Expenses                                         19.08%         211.24%(4)         1.51%            1.52%
 Expenses, net of reduction to custodian expenses,
 voluntary waiver of transfer agent fees and
 voluntary waiver of expenses                      1.53%           1.44%            1.49%            1.52%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            287%            285%             210%             83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held

24 OPPENHEIMER EUROPE FUND
 and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of August 31, 2002, the Fund had approximately $2,258,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $30,000 of post-October foreign currency losses which were deferred.

 As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                                 EXPIRING
                                 --------------------------
                                 2009            $  385,788
                                 2010             6,875,740
                                                 -----------
                                 Total           $7,261,528
                                                 ===========

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $324, resulting in an accumulated liability of $2,127 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the

25 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the years ended August 31, 2002 and August 31, 2001.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $115,870, a decrease in accumulated net investment loss of $103,320, and a decrease in accumulated net realized loss on investments of $12,550. Net assets of the Fund were unaffected by the reclassifications.

 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss           $     (5,794)
                 Accumulated net realized loss               (9,570,499)
                 Net unrealized depreciation                 (1,395,359)
                                                           -------------
                 Total                                     $(10,971,652)
                                                           =============
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

26 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED AUGUST 31, 2002                YEAR ENDED AUGUST 31, 2001(1)
                                        SHARES                  AMOUNT               SHARES                  AMOUNT
---------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                    1,493,094            $ 8,972,262            8,206,271            $ 67,025,636
 Redeemed                               (1,381,282)            (8,151,950)          (8,289,125)            (67,853,598)
                                        -----------------------------------------------------------------------------------
 Net increase (decrease)                   111,812            $   820,312              (82,854)           $   (827,962)
                                        ===================================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                      529,093            $ 3,268,092              404,139            $  3,390,595
 Redeemed                                 (563,731)            (3,343,500)            (243,241)             (1,931,656)
                                        -----------------------------------------------------------------------------------
 Net increase (decrease)                   (34,638)           $   (75,408)             160,898            $  1,458,939
                                        ===================================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                      265,966            $ 1,604,511            2,827,363            $ 23,336,549
 Redeemed                                 (238,954)            (1,424,272)          (2,743,323)            (22,702,238)
                                        -----------------------------------------------------------------------------------
 Net increase                               27,012            $   180,239               84,040            $    634,311
                                        ===================================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                       22,625            $   144,655                  122            $      1,000
 Redeemed                                  (12,304)               (75,796)                  --                      --
                                        -----------------------------------------------------------------------------------
 Net increase                               10,321            $    68,859                  122            $      1,000
                                        ===================================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                       72,547            $   421,533                   10            $         64
 Redeemed                                  (60,431)              (359,482)                  --                      --
                                        -----------------------------------------------------------------------------------
 Net increase                               12,116            $    62,051                   10            $         64
                                        ===================================================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

27 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $38,434,563 and $37,452,703, respectively.
 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $12,404,713 was composed of:

            Gross unrealized appreciation          $   386,339
            Gross unrealized depreciation           (1,809,441)
                                                   ------------
            Net unrealized depreciation            $(1,423,102)
                                                   ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in at least the fourth quintile or the third quintile, as the case may be, of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

28 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          AGGREGATE            CLASS A     CONCESSIONS        CONCESSIONS       CONCESSIONS     CONCESSIONS
                          FRONT-END          FRONT-END      ON CLASS A         ON CLASS B        ON CLASS C      ON CLASS N
                      SALES CHARGES      SALES CHARGES          SHARES             SHARES            SHARES          SHARES
 YEAR                    ON CLASS A        RETAINED BY     ADVANCED BY        ADVANCED BY       ADVANCED BY     ADVANCED BY
 ENDED                       SHARES        DISTRIBUTOR  DISTRIBUTOR(1)     DISTRIBUTOR(1)    DISTRIBUTOR(1)  DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------------------
 August 31, 2002            $25,507            $12,154            $422            $32,732            $6,903            $134

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A         CLASS B       CLASS C        CLASS N
                            CONTINGENT      CONTINGENT    CONTINGENT     CONTINGENT
                              DEFERRED        DEFERRED      DEFERRED       DEFERRED
                         SALES CHARGES   SALES CHARGES SALES CHARGES  SALES CHARGES
 YEAR                      RETAINED BY     RETAINED BY   RETAINED BY    RETAINED BY
 ENDED                     DISTRIBUTOR     DISTRIBUTOR   DISTRIBUTOR    DISTRIBUTOR
-----------------------------------------------------------------------------------
 August 31, 2002                   $56          $8,886          $149            $--

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $16,455, all of which were paid by the Distributor to recipients, and included $1,957 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                                DISTRIBUTOR'S
                                                               DISTRIBUTOR'S        AGGREGATE
                                                                   AGGREGATE     UNREIMBURSED
                                                                UNREIMBURSED    EXPENSES AS %
                        TOTAL PAYMENTS     AMOUNT RETAINED          EXPENSES    OF NET ASSETS
                            UNDER PLAN      BY DISTRIBUTOR        UNDER PLAN         OF CLASS
---------------------------------------------------------------------------------------------
 Class B Plan                  $50,160             $40,082          $155,744             4.06%
 Class C Plan                   13,899               4,982            55,457             4.41
 Class N Plan                      379                 433                --               --


29 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
 As of August 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                 EXPIRATION        CONTRACT   VALUATION AS OF      UNREALIZED
 CONTRACT DESCRIPTION                  DATE   AMOUNT (000S)   AUGUST 31, 2002   APPRECIATION
---------------------------------------------------------------------------------------------
 CONTRACTS TO SELL
 Euro [EUR]                          9/3/02          494EUR          $484,535          $2,532

================================================================================
 6. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the period ended or at August 31, 2002.

30 OPPENHEIMER EUROPE FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER EUROPE FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Europe Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from March 1, 1999 (inception of offering) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Europe Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from March 1, 1999 (inception of offering) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 September 23, 2002

31 OPPENHEIMER EUROPE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

NAME, ADDRESS,(1) AGE,            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS / OTHER TRUSTEESHIPS/DIRECTORSHIPS
POSITION(S) HELD WITH FUND        HELD BY TRUSTEE / NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
AND LENGTH OF TIME SERVED(2)      BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY,                        General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Chairman of the Board             and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
of Trustees                       development). Oversees 31 portfolios in the OppenheimerFunds complex.
Trustee (since 1999)
Age: 76

DONALD W. SPIRO,                  Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the              (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Board of Trustees,                OppenheimerFunds complex.
Trustee (since 1999)
Age: 76

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October
Trustee (since 1999)              1995-December 1997) of the Manager. Oversees 41 portfolios in the OppenheimerFunds
Age: 69                           complex.

PHILLIP A. GRIFFITHS,             The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
Trustee (since 1999)              director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 63                           Sciences (since 1979); formerly (in descending chronological order) a director of
                                  Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University,
                                  a director of Research Triangle Institute, Raleigh, N.C., and a Professor of
                                  Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

BENJAMIN LIPSTEIN,                Professor Emeritus of Marketing, Stern Graduate School of Business Administration,
Trustee (since 1999)              New York University. Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 79

JOEL W. MOTLEY,                   Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
Trustee                           financial adviser); Managing Director (January 2002-present), Carmona Motley
(since October 15, 2002)          Inc. (privately-held financial adviser). Formerly he held the following positions:
Age: 50                           Managing Director (January 1998-December 2001), Carmona Motley Hoffman Inc.
                                  (privately-held financial adviser); Managing Director (January 1992- December 1997),
                                  Carmona Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,            Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1999)              Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the National
Age: 72                           Building Museum; a member of the Trustees Council, Preservation League of New
                                  York State. Oversees 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

    33    OPPENHEIMER EUROPE FUND

KENNETH A. RANDALL,               A director of Dominion Resources, Inc. (electric utility holding company) and Prime
Trustee (since 1999)              Retail, Inc. (real estate investment trust); formerly a director of Dominion Energy,
Age: 75                           Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company
                                  and American Manufacturers Mutual Insurance Company. Oversees 31 portfolios in the
                                  OppenheimerFunds complex.

EDWARD V. REGAN,                  President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1999)              director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and
Age: 72                           GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College, Chairman of
                                  Municipal Assistance Corporation for the City of New York, New York State Comptroller
                                  and Trustee of New York State and Local Retirement Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman (since 1993) of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1999)              consulting and executive recruiting); a life trustee of International House
Age: 70                           (non-profit educational organization), and a trustee (since 1996) of the Greenwich
                                  Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER,               Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Trustee (since 1999)              Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                           portfolios in the OppenheimerFunds complex.


=======================================================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)              Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee,            (since September 2000) of the Manager; President and a director or trustee
Trustee (since October 2001)      of other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                           Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                  Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                  Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                                  of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                  of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                  OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                  Corporation (since November 2001), HarbourView Asset Management Corporation and
                                  OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                  and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                  Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                  Insurance Company (the Manager's parent company); a director (since June 1995)
                                  of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                  2000-June 2001) of the Manager; President and trustee (November 1999-November
                                  2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                  Insurance Company; President,

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

    34    OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  CONTINUED
--------------------------------------------------------------------------------

JAMES V. MURPHY                   Chief Executive Officer and director (September 1999-August 2000) of MML Bay State
Continued                         Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                                  Oversees 69 portfolios in the OppenheimerFunds complex.

=======================================================================================================================
OFFICERS(5,6)

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial    (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
and Accounting Officer            Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services,
(since April 1999)                Inc., Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc. (since
Age: 42                           March 2000), OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
                                  (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000)
                                  (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial
                                  Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
                                  and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                  Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services
                                  Division. An officer of 85 portfolios in the OppenheimerFunds complex.

PHILIP F. VOTTIERO,               Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer               President/Corporate Accounting of the Manager (July 1999-March 2002) prior to which
(since August 2002)               he was Chief Financial Officer at Sovlink Corporation (April 1996-June 1999). An
Age: 39                           officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Senior Vice President (since May 1985) and General Counsel (since February 2002) of
Secretary                         the Manager; General Counsel and a director (since November 2001) of OppenheimerFunds
(since November 2001)             Distributor, Inc.; Senior Vice President and General Counsel (since November 2001) of
Age: 54                           HarbourView Asset Management Corporation; Vice President and a director (since
                                  November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice President,
                                  General Counsel and a director (since November 2001) of Shareholder Services, Inc.,
                                  Shareholder Financial Services, Inc., OFI Private Investments, Inc., Oppenheimer
                                  Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                  November 2001) of Centennial Asset Management Corporation; a director (since November
                                  2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                  (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since
                                  November 2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                                  Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                  Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds
                                  International Ltd. and Oppenheimer Millennium Funds plc (October 1997-November 2001).
                                  An officer of 85 portfolios in the OppenheimerFunds complex.

5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.
6. Each Officer serves for an annual term or until his or her resignation, death or removal.

    35    OPPENHEIMER EUROPE FUND

KATHERINE P. FELD,                Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary               President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 2001)             Vice President and Secretary (since June 1999) of Centennial Asset Management
Age: 44                           Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                  Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                  1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary               President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 2001)             Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 36                           Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                  Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                  Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                  the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                  OppenheimerFunds complex.

DENIS R. MOLLEUR,                 Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary               Vice President and Associate Counsel of the Manager (September 1995-July 1999).
(since November 2001)             An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 44

PHILIP T. MASTERSON,              Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary               an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 2002)               officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

    36    OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
 OPPENHEIMER EUROPE FUND
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT ADVISOR               OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 INDEPENDENT AUDITORS             KPMG LLP

================================================================================
 LEGAL COUNSEL                    Mayer Brown Rowe & Maw

                                  OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                                  OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498
                                  SEVENTH AVENUE, NEW YORK, NY 10018.

                                  [Copyright]Copyright 2002 OppenheimerFunds,
                                  Inc.  All rights reserved.

    37    OPPENHEIMER EUROPE FUND

OPPENHEIMERFUNDS FAMILY

===========================================================================================================================
 GLOBAL EQUITY          Developing Markets Fund                              Global Fund
                        International Small Company Fund                     Quest Global Value Fund
                        Europe Fund                                          Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                                STOCK & BOND
                        Emerging Technologies Fund                           Quest Opportunity Value Fund
                        Emerging Growth Fund                                 Total Return Fund
                        Enterprise Fund                                      Quest Balanced Value Fund
                        Discovery Fund                                       Capital Income Fund
                        Main Street(R)Small Cap Fund                         Multiple Strategies Fund
                        Small Cap Value Fund                                 Disciplined Allocation Fund
                        MidCap Fund                                          Convertible Securities Fund
                        Main Street(R)Opportunity Fund                       SPECIALTY
                        Growth Fund                                          Real Asset Fund(R)
                        Capital Appreciation Fund                            Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund                   Tremont Market Neutral Fund, LLC(1)
                        Value Fund                                           Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
INCOME                  TAXABLE                                              ROCHESTER DIVISION
                        International Bond Fund                              California Municipal Fund(3)
                        High Yield Fund                                      New Jersey Municipal Fund(3)
                        Champion Income Fund                                 New York Municipal Fund(3)
                        Strategic Income Fund                                Municipal Bond Fund
                        Bond Fund                                            Limited Term Municipal Fund(4)
                        Senior Floating Rate Fund                            Rochester National Municipals
                        U.S. Government Trust                                Rochester Fund Municipals
                        Limited-Term Government Fund                         Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)                           Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                                STOCK & BOND
                        Mercury Advisors Focus Growth Fund                   QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(5)
                        Mercury Advisors S&P 500(R)Index Fund(2)
 MONEY MARKET(6)          Money Market Fund                                  Cash Reserves

 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

38 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
1.800.CALL OPP PHONELINK
--------------------------------------------------------------------------------

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative(1) by saying "Agent" when prompted

   o And more!

QUICK LIST OF PHONELINK COMMANDS

SAY                                                        TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]                     Get dollar and share balances, NAVs,
                                                           transaction history or request transactions

[FUND NAME, SHARE CLASS]                                   Get current price/dividend information

BALANCE                                                    Hear your balance/list of accounts

HISTORY                                                    Hear your most recent transactions

PURCHASE OR BUY                                            Buy shares

EXCHANGE                                                   Exchange shares

LIQUIDATION OR REDEMPTION                                  Sell shares

DOW JONES OR MARKET INDICES                                Hear closing market information
                                                           (Dow Jones Industrial Average, Nasdaq
                                                           Composite and S&P 500)

CUSTOM LIST                                                Create, play or edit custom list of your
                                                           accounts, funds or market indices

1. You may speak to a Customer Service Representative during normal business hours.

39 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

40    OPPENHEIMER EUROPE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

41    OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDOCSDIRECT

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OEFAX  Class B: OEFBX  Class C: OEFCX  Class N: OEFNX  Class Y: OEFYX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                          [GRAPHIC OMITTED]
                                          OPPENHEIMERFUNDS(R) DISTRIBUTOR, INC.


RA0261.001.0802  October 30, 2002